UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RENOVORX, INC.

(Name of Registrant as Specified in Its Charter)

n/a/

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

4546 El Camino Real, Suite B1

Los Altos, CA 94022

Dear Fellow Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of RenovoRx, Inc. (the “Company,” “we,” “us,” or “our”), which will be held on Thursday, June 6, 2024 at 9:00 a.m., Pacific Time, at 1440 O’Brien Drive, Menlo Park, California 94025 for the purposes set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

Stockholders of record of the Company’s common stock at the close of business on April 11, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Our Proxy Statement and 2023 Annual Report are being made available on or about April 30, 2024 on our website at https://renovorx.com/investors/financials/sec-filings. We intend to mail these proxy materials on or about May 3, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

Your attention is directed to the Notice of Annual Meeting and Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each of the proposals being considered at the Annual Meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Please vote by telephone, electronically over the Internet or via mail by returning your signed proxy card in the envelope provided.

On behalf of the Board of Directors and the officers and employees of the Company, I would like to take this opportunity to thank our stockholders for their continued support of RenovoRx, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Shaun R. Bagai
Shaun R. Bagai
Chief Executive Officer and Secretary

Dated April 30, 2024

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2024

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of RenovoRx, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), will be held on Thursday, June 6, 2024, at 9:00 a.m. Pacific Time at 1440 O’Brien Drive, Menlo Park, California 94025.

The Annual Meeting is being held:

(1)	To elect six members of the Board of Directors (all of whom are presently serving as directors) to serve until our 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal; and

(3)	To vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends that you vote “FOR” the election of the six nominees to serve as directors of the Company.

These items of business for the Annual Meeting are described in this Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on April 11, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof. This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available on our website at https://renovorx.com/investors/financials/sec-filings.

This Notice of Annual Meeting and Proxy Statement are first being mailed on or about May 3, 2024.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. After reading the attached proxy statement, please promptly mark, sign and date the enclosed proxy card and return it by following the instructions on the attached proxy card or voting online. If you attend the Annual Meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from your brokerage firm, bank, or other nominee to vote your shares.

By Order of the Board of Directors,

/s/ Shaun R. Bagai
Name:	Shaun R. Bagai
Title:	Chief Executive Officer and Secretary April, 30, 2024

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You may vote at the Annual Meeting, via the Internet or by mail (see attached proxy card)

Internet: https://annualgeneralmeetings.com/rnxt2024

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4546 El Camino Real, Suite B1

Los Altos, CA 94022

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2024

This proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board of Directors”) of RenovoRx, Inc. (the “Company,” “we,” “us,” or “our”), in connection with our 2024 Annual Meeting of Stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being mailed on or about May 3, 2024.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Monday, June 6, 2024 at 9:00 a.m. Pacific Time at 1440 O’Brien Drive, Menlo Park, California 94025.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: Election of six members of the Board of Directors (all of whom are currently serving as directors) to serve until our 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal.

In addition, in their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Why am I receiving these proxy materials?

You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on April 11, 2024, the Record Date, you were a holder of record of shares of common stock of the Company. This Proxy Statement describes the matters that will be presented for your consideration at the Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

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What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on April 11, 2024, the Record Date, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the Record Date, there were 23,949,830 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

Registered Stockholders/Stockholders of Record. If shares of our common stock are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the stockholder of record with respect to those shares and the Notice, Proxy Statement, and proxy card was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank, broker or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice, Proxy Statement, and proxy card were forwarded to you by your bank, broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your bank, broker or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a bank, broker or other nominee as “street name stockholders.”

What are the voting rights of the holders of our common stock?

Holders of our common stock are entitled to one vote per share on each matter that is submitted to stockholders for approval or ratification.

What constitutes a quorum?

The presence at the Annual Meeting, in person, by remote communication or by proxy, of the holders of our common stock representing one-third of the combined voting power of the outstanding shares of common stock on the Record Date will constitute a quorum, permitting the meeting to conduct its business. Abstentions, withheld votes and broker non-votes will be counted towards the quorum requirement. Therefore, the presence, in person or by proxy of stockholders holding an aggregate of 7,983,277 shares of common stock shall constitute a quorum in order to conduct business at the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote (or a plurality of the shares in the case of the election of directors relating to Proposal No. 1).

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Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, Proposal No. 1, is considered a non-routine matter, and brokers will lack the authority to vote uninstructed shares at their discretion on such proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Broker Discretionary Voting Allowed
No. 1 – Election of Directors	Plurality of the votes cast. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHOLD” on each of the nominees for election as a director	No

What is the effect of abstentions and broker non-votes?

Abstentions will have the same effect as an “AGAINST” vote while broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal No. 1.

If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, it is critical that you cast your vote if you want it to count in the vote on the above proposals. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in “street name,” such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. Proposal No. 1 is not a routine matter included. Banks and brokers may not vote on Proposal No. 1 if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

What are the recommendations of the Board of Directors?

Our Board of Directors recommends a vote “FOR” the election of Shaun R. Bagai, Ramtin Agah, M.D., Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert J. Spiegel, M.D., FACP, as directors to serve until our 2025 Annual Meeting and until their successors are duly elected and qualified, subject to their earlier resignation or removal.

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How do I vote my shares without attending the Annual Meeting?

We ask that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are two ways to vote by proxy:

●	by Internet-Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Annual Meeting before the polls close; or

●	by Mail-You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 5, 2024.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

In order to be admitted to the Annual Meeting, you must bring documentation showing that you owned shares of our common stock as of the Record Date (April 11, 2024). Acceptable documentation includes (i) your Notice of Internet Availability of Proxy Materials, and (ii) your proxy card. All attendees must also bring valid photo identification. Stockholders who do not bring the requisite documentation will not be admitted to the Annual Meeting.

Will I be able to ask questions at the Annual Meeting?

As part of the Annual Meeting, we will hold a question and answer session, during which we intend to answer appropriate questions submitted during the Annual Meeting and that relate to the matters to be voted on. We intend to reserve up to fifteen minutes before the closing of the polls to address questions submitted. Only stockholders that are present, in person, at the Annual Meeting will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow general rules of conduct. Under these rules, a stockholder may ask up to two questions, and we will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;

●	related to material non-public information of the Company;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	repetitious statements already made by another stockholder;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

The Inspector of Election, who will be present at the Annual Meeting, will tabulate the votes.

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Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, by telephone or by mailing your proxy card, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices, provided such statement is received no later than June 5, 2024 at 11:59 p.m. Pacific Time;

●	voting again by telephone or Internet at a later time before the closing of those voting facilities at 11:59 p.m. Pacific Time on June 5, 2024;

●	attending and voting at the Annual Meeting on June 6, 2024;

●	submitting a properly signed proxy card with a later date that is received no later than June 5, 2024 at 11:59 p.m. Pacific Time; or

●	if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation at the Annual Meeting before your proxy is voted or you vote at the Annual Meeting.

Do I have appraisal rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Where can I find the voting results of the Annual Meeting?

We expect to announce voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice, and our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and proxy materials, such stockholder may contact us at the following address:

RenovoRx, Inc.

Attention: Investor Relations

4546 El Camino Real, Suite B1

Los Altos, CA 94022

(650) 284-4433

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Can I change my vote or revoke my proxy?

Subject to any rules and deadlines your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by (1) delivering to the Company’s Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation dated later than the prior proxy card relating to the same shares, (2) delivering a valid, later-dated proxy in a timely manner, (3) attending the Annual Meeting and voting electronically (although attendance at the Annual Meeting will not, by itself, revoke a proxy), or (4) voting again via the Internet at a later date.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee, or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares and provided a copy to our transfer agent and registrar, Pacific Stock Transfer Company, together with your email address as described below, by attending the Annual Meeting and voting the shares at the Annual Meeting.

Any written notice of revocation or subsequent proxy card must be received by the Company’s Corporate Secretary prior to the taking of the vote at the Annual Meeting.

Who will bear the cost of soliciting votes for the Annual Meeting?

The Company will bear the cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by electronic communications and personal solicitation by our executive officers, directors and employees. No additional compensation will be paid to our executive officers, directors or employees for such solicitation.

Proxies with respect to the Annual Meeting may be solicited by mail on the Internet or in person.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals for Director Nominations for the 2025 Annual Meeting of Stockholders

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in our Proxy Statement relating to, and for consideration at, the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) by submitting their proposals to us in a timely manner. Such proposals will be so included if they are received in writing at our principal executive office no later than March 8, 2025, and if they otherwise comply with the requirements of Rule 14a-8. Proposals should be addressed to: Corporate Secretary, RenovoRx, Inc., 4546 El Camino Real, Suite B1, Los Altos, CA 94022.

Advance Notice Procedure for 2025 Annual Meeting

Our amended and restated bylaws (the “Bylaws”) also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2025 Annual Meeting, the stockholder must provide timely written notice to our Corporate Secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our Bylaws. To be timely, a stockholder’s written notice must be received by our Corporate Secretary at our principal executive offices:

●	no earlier than 8:00 am., Pacific time, on February 6, 2025 (the 120th day prior to the date of the first anniversary of the Annual Meeting), and

●	no later than 5:00 p.m., Pacific time, on March 8, 2025 (the 90th day prior to the date of the first anniversary of the Annual Meeting).

You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Corporate Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors, Management and Corporate Governance—Stockholder Recommendations of Director Candidates.”

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under “Stockholder Proposals for Director Nominations for the 2025 Annual Meeting” for stockholder proposals that are not intended to be included in a proxy statement.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six members. At the Annual Meeting, such six directors are being proposed for election for a one-year term. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Shaun R. Bagai, Ramtin Agah, M.D., Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert J. Spiegel, M.D., FACP as nominees for election as directors at the Annual Meeting. If elected, the director nominees will serve as directors until our 2025 Annual Meeting and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each of the nominees is currently a director of the Company. For information concerning the nominees, please see the section titled “Board of Directors, Management and Corporate Governance.”

We believe that all of our directors display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personalities that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below the section titled “Board of Directors, Management and Corporate Governance” regarding each continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Shaun R. Bagai, Ramtin Agah, M.D., Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert J. Spiegel, M.D., FACP. We expect that each of the director nominees will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required: The election of directors requires a plurality vote of the shares of our common stock present (including by proxy) at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the six nominees who receive the most votes cast “FOR” will be elected as directors. Stockholders may cast their vote to vote on this proposal by checking “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT” (and checking the box for each director nominee for which the stockholder withholds his/her/its vote. We do not have cumulative voting. As a result, any shares not voted “FOR” a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Any shares held by a stockholder in street name which are not voted will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH NOMINEE UNDER PROPOSAL NO. 1.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian or other nominee holder cannot vote your shares for Proposal No. 1, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the enclosed proxy card to vote by telephone or on the Internet.

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Board of Directors, MANAGEMENT and Corporate Governance

Our business affairs are managed under the direction of our Board of Directors, which currently consists of six members. Four of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”).

Upon the recommendation of our Nominating and Corporate Governance Committee, we are nominating Shaun R. Bagai, Ramtin Agah, M.D., Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert J. Spiegel, M.D., FACP as directors at the Annual Meeting. If elected, each director nominee will hold office until the 2025 Annual Meeting or until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.

The following table sets forth the name, age, position of and biographical information about each director nominee and executive officers, as of the date of this Proxy Statement:

Name	Age	Position(s) and Office(s) Held with the Company
Shaun R. Bagai	47	Chief Executive Officer and Director
Ramtin Agah, M.D.	58	Chief Medical Officer and Director
Kirsten Angela Macfarlane	59	Director
Laurence J. Marton, M.D.	80	Director
Una S. Ryan, O.B.E., Ph.D., D.Sc.	82	Director
Robert J. Spiegel, M.D. FACP	74	Director
Ronald B. Kocak	67	Vice President, Controller and Principal Accounting Officer
Leesa Gentry	54	Chief Clinical Officer

Shaun R. Bagai. Mr. Bagai has served as our Chief Executive Officer and director since June 2014. Prior to joining us, Mr. Bagai led Global Market Development for HeartFlow, Inc. from 2011 to 2014, which included directing Japanese market research, regulatory/payer collaboration, and Key Opinion Leader development to create value resulting in a company investment to form HeartFlow-Japan. During his tenure at HeartFlow, he successfully orchestrated its largest clinical trial to date and contracted HeartFlow’s first global customers. In addition, Mr. Bagai has launched innovative technologies into regional and global marketplaces in both large corporations and growth-phase novel technology companies. He was instrumental in developing the European market for renal denervation for the treatment of hypertension leading to the acquisition of the first renal denervation company - Ardian, Inc. by Medtronic in 2011. Mr. Bagai is a graduate from the University of California, Santa Barbara with a BSc. In Biology/Pre-Med.

Mr. Bagai brings over nine years of experience leading RenovoRx. During his tenure, we received several FDA clearances and CE Mark for the device component of the drug/device combination, were issued several U.S. and European patents, began to scale production of our catheter delivery system, conducted and reported on our Phase 1/2 and observational registry clinical studies, launched our ongoing Phase 3 study, and completed multiple financings, including our IPO. Mr. Bagai not only has a deep understanding of, and experience with our therapy platform, but also has an extensive background in operations, clinical development and medical device market development and commercial launch, making him well-positioned to lead our management team and provide essential insight to the Board of Directors.

Ramtin Agah, M.D. Dr. Agah has served as our Chief Medical Officer and Co-Founder since December 2009, and as Chairman of the Board since May 2018. Dr. Agah is currently an Interventional Cardiologist at El Camino Hospital, Mountain View, a role he began in September 2005. He also has acted as a physician consultant for Abbott Vascular since July 2012. Previously, Dr. Agah was an Assistant Professor of Internal Medicine with the Division of Cardiology, University of Utah. Dr. Agah completed a fellowship in Interventional Cardiology with Cleveland Clinic Foundation, a residency in Internal Medicine with Baylor College of Medicine and a fellowship in Cardiology with University of California, San Francisco (“UCSF”). He received his M.D. from the University of Texas Southwestern Medical School.

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As one of our co-founders, Dr. Agah has a deep understanding of our therapy platform, our history and culture. His initial education in biomedical engineering and vascular biology established the foundation for our therapy. His experience as a practicing vascular specialist and as the proctor for many of our procedures, has given him a deep understanding of the procedural aspects of our therapy. This background, taken together with his deep understanding of the cancers we are seeking to treat and his clinical trial experience enables him to bring a unique perspective and provide strong leadership to our Board of Directors.

Kirsten Angela Macfarlane. Ms. Macfarlane has served as our director since September 2018. She currently serves as CEO of Perceive Biotherapeutics, Inc., a biotech company dedicated to solving the major unsolved causes of vision loss. Ms. Macfarlane founded and serves as a Managing Partner of ForSight Labs, LLC an ophthalmic incubator formed in 2005 to focus on innovation in ophthalmology which has started eight companies in both therapeutics and medical devices. Ms. Macfarlane served as both the founding CEO of ForSight VISION4, Inc. through the acquisition (acquired by ROCHE – FDA approved SUSVIMO®), and the founding CEO of ForSight VISION5, Inc. and then at acquisition (acquired by Allergan plc). Previously, Ms. Macfarlane served as Chief Technology Counsel to The Foundry, LLC, a medical technology incubator, and Technology Counsel for Thomas J. Fogarty, M.D., a renowned physician/entrepreneur where she participated in formation development of nine companies from 1999 to 2004. She previously served on the senior management teams and counsel at TransVascular, Inc. (acquired by Medtronic), AneuRx, Inc. (acquired by Medtronic), and VidaMed Inc. (through its initial public offering). Ms. Macfarlane is an inventor on 25 U.S. issued patents. She received her BA in Business Administration from San Francisco State University, and her J.D. from Golden Gate University School of Law. She currently serves on the board of Perceive Biotherapeutics, Inc., ForSight VISION6, Inc., Recognify Life Sciences, Inc., Spiral Therapeutics, Inc., and the non-profit Fogarty Innovation and is a mentor in the Ferolyn Powell Leadership Program.

Ms. Macfarlane brings extensive operational, business development and management expertise to our Board of Directors. She has extensive experience in drug/device combination therapies with successful exits to large biotech and pharmaceutical companies. Her experience leading and growing companies is invaluable to us as we continue to develop our pipeline and identify new indications and small molecules to be used with our therapy platform. Ms. Macfarlane’s background and experience positions her well to serve as the Chairperson of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee.

Laurence J. Marton, M.D. Dr. Marton serves as a consultant to industry and to nonprofit, government, and academic institutions and has served as a director of our company since 2012. In the nonprofit sector, Dr. Marton is an Emeritus Member of the Board of Trustees of the American Association for Cancer Research Foundation and is on the Board of Directors of Cancer Commons. In the for-profit sector, he serves on the Boards of Directors of Cellsonics, Matternet, Microsonic Systems, Nanotics, Omniox, and xCures and is an advisor to Assurance Health Data, PharmaJet, and the Precision Medicine World Conference. Previously, Dr. Marton was Dean of the University of Wisconsin Medical School and chaired the Department of Laboratory Medicine at UCSF, where he was a Professor in the Departments of Laboratory Medicine and Neurological Surgery. Dr. Marton received his M.D. from the Albert Einstein College of Medicine.

Dr. Marton brings deep experience in cancer research and treatment, operational expertise and years of working in the life sciences industry to our Board of Directors. His strategic advisory experience and membership on boards of various organizations make him a valuable member of our Audit and Nominating and Corporate Governance Committees.

Una S. Ryan, O.B.E., Ph.D., D.Sc. Dr. Ryan has served as our director since 2013. Dr. Ryan has extensive experience leading public, private and non-profit companies. She serves on the boards of Cortexyme, Inc. (Nasdaq: CRTX), Elemental Machines, Inc. (chair), Cambridge in America, and Bristol University U.S. Foundation (chair). Dr. Ryan is a limited partner at Breakout Ventures, L.P. and Lionheart Ventures Fund, L.P. She focuses on women-led ventures as Managing Director of Golden Seeds, and a partner in Astia Angels. She has a large portfolio of early-stage companies in San Francisco and Boston. She was a serial CEO of Diagnostics for All, Inc., Waltham Technologies, Inc., and AVANT Immunotherapeutics, Inc. (now Celldex Therapeutics, Inc.). Continuing a career translating science to successful businesses, Dr. Ryan is now translating science to art and founded ULUX, bringing science perspectives to the art world. Dr. Ryan holds a Ph.D. from Cambridge University, B.Sc. degrees and honorary D.Sc. from Bristol University. Her academic career included Professorships of Medicine at Miami, Washington and Boston Universities. She held the titles Howard Hughes Investigator, American Heart Association Established Investigator, and NIH MERIT Awardee. She has received numerous awards including the Albert Einstein Award (2007) for outstanding achievement in the life sciences, the Cartier Award (2009) and World Economic Forum Tech Pioneer (2011). In 2002, Her Majesty Queen Elizabeth II awarded Dr. Ryan the Order of the British Empire.

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Dr. Ryan brings both extensive operations, investment and life sciences industry experience to our Board of Directors. Her public company operational, financial and corporate governance experience is a valuable resource to our Board of Directors and makes her well-positioned to serve as the Chair of the Nominating and Governance Committee and the Audit Committee.

Robert J. Spiegel, M.D., FACP. Dr. Spiegel brings more than 40 years of biopharmaceutical experience to our Board of Directors. He was involved in more than 30 successful New Drug Application (NDA) approvals by the FDA and the development and launch of multiple products with annual sales exceeding $1 billion. While at Schering-Plough, he served as Sr. Vice President of Worldwide Clinical Research and Chief Medical Officer. He was involved in the development of numerous cancer drugs and led the development of Remicade® (infliximab), Temodar® (temozolomide), and alpha-interferon (Intron A) through PH I-III studies, securing the first FDA approval for a biologic protein. After Merck acquired Schering-Plough in 2009, Dr. Spiegel became Chief Medical Officer at PTC Therapeutics where he led the company to EU Conditional Approval for the first drug ever approved for Duchene Muscular Dystrophy.

Dr. Spiegel currently serves on numerous publicly listed and privately held boards, including Geron Corporation, Cyclacel Pharmaceuticals, Ayala Pharmaceuticals, and Sun Pharma Advanced Research Corp. He also is an Associate Professor of Medicine at Weill Cornell Medical College, an Advisor to Warburg Pincus and Israel Biotech Fund, and a member of the Leukemia and Lymphoma Society TAP committee. Dr. Spiegel completed his Medical Oncology fellowship at the National Cancer Institute and received his M.D. from the University of Pennsylvania. Dr. Spiegel brings to the Board of Directors valuable drug development expertise. His strategic advisory experience and membership on boards of various organizations make him a valuable member of our Audit Committee and Compensation Committee.

Ronald B. Kocak, CPA, CGMA. Mr. Kocak was appointed as our Principal Accounting Officer on February 8, 2024, and has served as our Vice President and Controller since October 2021. Prior to joining our Company, from 2017 to 2020, he served as Controller and Senior Director of Finance at Sensei Biotherapeutics, Inc., where he led the finance and accounting activities, including the information technology operations, for initial public offering readiness. From 2008 through 2013, he served as the Corporate Controller and Chief Accounting Officer for Nabi Biopharmaceuticals, a Nasdaq-listed company, and was an integral member leading that company’s reverse merger acquisition and transitioning all finance and accounting activities. During his career, he has held various senior accounting and finance roles and provided consulting services for public and private companies. He holds a Bachelor of Science in accounting from Duquesne University and a Certified Public Accounting license in the Commonwealth of Virginia. Mr. Kocak is also a member of the American Institute of Certified Public Accountants and Association of Bioscience Financial Officers, and a Chartered Global Management Accountant. We believe Mr. Kocak is qualified for his position because of his extensive experience in public company accounting and finance operations and because of his existing knowledge of our company and our industry.

Leesa Gentry. Ms. Gentry has served as our Chief Clinical Officer since March 1, 2024 and previously served as our Senior Vice President of Clinical Operations since April 2023. From January 2019 to February 2023, Ms. Gentry served as Senior Vice President of Clinical Development and Operations for Evotec, GmbH (“Evotec”). Prior to her tenure at Evotec, Ms. Gentry spent 13 years, from November 2005 through December 2018, serving in positions of increasing responsibility for Otsuka Pharmaceutical Development and Commercialization. These positions include Director, Associate Director, Sr. Manager of Clinical Management, and Program Manager. Prior to her tenure with Otsuka, Ms. Gentry held clinical management positions within contract research organizations from 1995 to 2005, including IQVIA, PPD, Omnicare CR, and IBRD-Rostrum Global. Ms. Gentry holds an M.A. in psychology from the University of Mary Hardin-Baylor, as well as an M.S. in social gerontology and a B.A. in psychology from the University of Central Missouri. We believe Ms. Gentry is qualified for her position because of her extensive experience in clinical and regulatory affairs and because of her existing knowledge of our company and our industry.

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Involvement in Certain Legal Proceedings

During the past ten years, none of our directors or executive officers have been involved in any legal proceedings described in Item 401(f) of Regulation S-K.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. As a company listed on The Nasdaq Capital Market, we are required under the Marketplace Rules of Nasdaq (the “Nasdaq Marketplace Rules”) to maintain a board comprised of a majority of independent directors as determined affirmatively by our board. Under the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and Nasdaq Marketplace Rules applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq Marketplace Rules applicable to compensation committee members.

Our Board of Directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board of Directors has determined that Ms. Macfarlane, Dr. Marton, Dr. Ryan, and Dr. Spiegel, representing four of our six directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the Nasdaq Marketplace Rules. Shaun R. Bagai and Ramtin Agah, M.D., are not considered independent directors because of their status as Chief Executive Officer and Chief Medical Officer, respectively.

In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” There are no family relationships among any of our directors, director nominees or executive officers.

Board Leadership Structure

Our Board of Directors is currently chaired by Dr. Agah. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for our Company and the day-to-day leadership and performance of our Company, while the Chairman of the Board of Directors provides guidance to the Chief Executive Officer and presides over meetings of the full Board of Directors. We believe that this separation of responsibilities provides a balanced approach to managing the Board of Directors and overseeing our company.

Our Board of Directors had appointed a Lead Independent Director, David Diamond, who passed away in late 2023. At the present time, given the attributes of our independent directors, our Board of Directors does not believe a Lead Independent Director is necessary.

Role of the Board in Risk Oversight

Our Board of Directors takes an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board of Directors is responsible for general oversight of risks and regularly reviews and discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees of the Board of Directors and members of senior management to enable our Board of Directors to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, clinical, finance, legal, regulatory, strategic and reputational risk.

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The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board of Directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board of Directors is regularly informed of each committee’s risk oversight activities through regular reports to the Board of Directors. The Board of Directors’ role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board of Directors and its committees providing oversight in connection with those efforts.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our Board of Directors has a policy of conducting executive sessions of independent directors on a periodic basis, and typically has such a session after each regularly scheduled Board of Directors meeting.

Board Meetings

During the fiscal year ended December 31, 2023, our Board of Directors held six meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served. Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage our directors to attend.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below.

As of the date of this Proxy Statement, the membership of the standing committees was as follows:

Board Member	Audit	Compensation	Nominating & Corporate Governance
Shaun R. Bagai	—	—	—
Ramtin Agah, M.D.	—	—	—
Kirsten Angela Macfarlane	—	Chair	X
Laurence J. Marton, M.D.	X	—	X
Una S. Ryan, O.B.E., Ph.D., D.Sc.	Chair	—	Chair
Robert Spiegel, M.D., FACP	X	X	—

Audit Committee

The members of our Audit Committee are Una S. Ryan, O.B.E., Ph.D., D.Sc., Laurence J. Marton, M.D. and Robert J. Spiegel, M.D. FACP. Dr. Ryan is the chair of our Audit Committee. Our Board of Directors has determined that our independent Director Dr. Ryan qualifies as an “audit committee financial expert,” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, who possesses financial sophistication, as defined under the rules of Nasdaq. Our Audit Committee oversees our corporate accounting and financial reporting process and assists our Board of Directors in monitoring our financial systems. As more fully described in its charter, the Audit Committee also:

●	selects, retains and evaluates the performance and independence of our independent registered public accounting firm;

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●	approves audit and non-audit services and fees of the independent registered public accounting firm;

●	reviews financial statements and discusses with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

●	prepares the Audit Committee report that the SEC requires to be included in our annual proxy statement;

●	reviews reports and communications from the independent registered public accounting firm;

●	reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

●	reviews our policies on risk assessment and risk management;

●	monitors and administers our Code of Business Conduct and Ethics;

●	reviews, approves and oversees related party transactions and any other potential conflict of interest situations; and

●	establishes and oversees procedures for the receipt, retention, and treatment of accounting-related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. A current copy of the charter is available on our website under the “Investors - Corporate Governance - Documents and Charters” tabs at https://renovorx.com/investors/corporate-governance/documents-charters. During 2023, our Audit Committee held 4 meetings.

Compensation Committee

The members of our Compensation Committee are Kirsten Angela Macfarlane and Robert J. Spiegel, M.D. FACP. Ms. Macfarlane is the chair of our Compensation Committee. Our Compensation Committee oversees our overall compensation philosophy and compensation policies, incentive- and equity-based plans and policies and evaluates and approves the compensation plans and programs advisable for our company. As more fully described in its charter, the Compensation Committee also:

●	reviews and approves, or recommends to the Board of Directors for approval, corporate performance goals and objectives;

●	reviews and approves or recommends to the Board of Directors for approval compensation for our Chief Executive Officer, other executive officers and directors;

●	reviews and approves the adoption, amendment and termination of any employment and any severance, change in control or other compensatory arrangements for our executive officers;

●	reviews regional and industry-wide compensation practices and trends to assess the propriety, adequacy and competitiveness of our executive compensation programs;

●	reviews our compensation policies and practices for all employees regarding risk-taking incentives and risk management policies and practices; and

●	administers our equity compensation plans.

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Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. A current copy of the charter is available on our website under the “Investors - Corporate Governance - Documents and Charters” tabs at https://renovorx.com/investors/corporate-governance/documents-charters. During 2023, our Compensation Committee held 5 meetings.

Compensation Committee Interlocks and Inside Participation

None of the members of our Compensation Committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Una S. Ryan, O.B.E., Ph.D., D.Sc., Laurence J. Marton, M.D., and Kirsten Angela Macfarlane. Dr. Ryan is the chair of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee oversees and assists our Board of Directors in identifying, evaluating, and recommending nominees for election to our Board of Directors and its committees, based on its evaluation of the Board of Directors’ and its committees’ composition, reviewing developments in corporate governance practices and maintaining our corporate governance policies. As more fully described in its charter, the Nominating and Corporate Governance Committee also:

●	evaluates the adequacy of our corporate governance practices and reporting;

●	evaluates the performance of our Board of Directors and of individual directors;

●	reviews our Code of Business Conduct and Ethics and recommends changes to our Board of Directors, as appropriate; and

●	reviews stockholder proposals and makes recommendations to our Board of Directors, as appropriate.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. A current copy of the charter is available on our website under the “Investors - Corporate Governance - Documents and Charters” tabs at https://renovorx.com/investors/corporate-governance/documents-charters. Our Nominating and Corporate Governance Committee was constituted in June 2021. During 2023, our Nominating and Corporate Governance Committee held 3 meetings.

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, and for recommending to the Board of Directors the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board of Directors to fill vacancies or newly created directorships. The Nominating and Corporate Governance Committee periodically reviews with the Board of Directors the size and composition of the Board of Directors as a whole and the requisite skills and criteria for new directors.

Review of Incumbent Directors

The Nominating and Corporate Governance Committee considers, among other things, the performance, experience, tenure, qualifications, and skills of incumbent directors, including their respective attendance records and personal attributes as required under our Corporate Governance Guidelines, as well as the need for diversity and financial or other specialized expertise, before making a determination to recommend incumbent directors for nomination for election or re-election as directors. The Nominating and Corporate Governance Committee generally will nominate incumbent directors who continue to qualify based upon the criteria considered by the Committee and who are willing to continue to serve on the Board of Directors.

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Stockholder Recommendations of Director Candidates

Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders, so long as such recommendations comply with the requirements set forth in our Bylaws and applicable SEC rules and regulations.

We do not have a formal policy regarding consideration of director candidate recommendations from our stockholders. However, the Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders in the same manner as it evaluates other nominees.

Criteria for Nomination to the Board

In evaluating prospective candidates, the Nominating and Corporate Governance Committee takes into account the criteria established by the Board of Directors in our Corporate Governance Guidelines and other factors it considers appropriate, including but not limited to the characteristics of independence, diversity, age, skills and experience, the needs and composition of the Board of Directors as a whole (including diversity of skills, background and experience), our operating requirements, the performance and continued tenure of incumbent directors, the balance of management and independent directors and the need for financial or other specialized expertise. In accordance with our Corporate Governance Guidelines, our Board of Directors believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics.

Pursuant to our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee will also review director candidates’ personal attributes in accordance with the following general criteria:

●	nominees should possess relevant expertise upon which to be able to offer advice and guidance to management;
●	nominees should have sufficient time to devote to our affairs;
●	nominees should have demonstrated excellence in his/her field; and
●	nominees should have the ability to exercise sound business judgment and have the commitment to represent the long-term interests of our stockholders.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, it believes that our Board of Directors should be a diverse body, and our Nominating and Corporate Governance Committee may consider such factors as differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board of Directors.

Board Diversity

Our directors represent a wide variety of skills and backgrounds. The below Board Diversity Matrix reports self-identified diversity statistics for the Board of Directors in the format required by the Nasdaq Marketplace Rules. As demonstrated by the Board Diversity Matrix, the Company is compliant with the diversity requirements of Nasdaq Listing Rule 5605(f) and the California Corporations Code.

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Board Diversity Matrix (as of April 29, 2024)

Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	3	0	0
Two or more races or ethnicities	1	0	0	0
LGBTQ+	0	0	0	0
Did not disclose demographic background	0	0	0	0

Process for Identifying and Evaluating Nominees

Candidates for director may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, professional search firms, stockholders or industry sources. The Nominating and Corporate Governance Committee first evaluates director candidates by reviewing their biographical information and qualifications. Potentially qualified candidates will meet with our Chief Executive Officer and at least one member of the Nominating and Corporate Governance Committee and then, if appropriate, with other members of the Committee and the Board of Directors. After completing the evaluation and interviews and checking the candidates’ references, the Nominating and Corporate Governance Committee determines which individuals are qualified to become directors and makes a recommendation to the Board of Directors as to the individuals who should be nominated for election by the stockholders at a meeting or elected by the Board of Directors to fill a vacancy or newly created directorship. The Board of Directors makes the final determination whether to nominate or elect a candidate after considering the Nominating and Corporate Governance Committee’s recommendation.

Communications with the Board of Directors

Interested parties wishing to communicate with our Board of Directors or with an individual member or members of our Board of Directors may do so by writing to our Board of Directors or to the particular member or members of our Board of Directors and mailing the correspondence to our Corporate Secretary at 4546 El Camino Real, Suite B1, Los Altos, CA 94022. Our Corporate Secretary, in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the Chair of our Board of Directors.

Insider Trading Policy

On September 7, 2023, we adopted an amended and restated insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards (the “Insider Trading Policy”).

The foregoing description of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Insider Trading Policy, a copy of which is filed as Exhibit 19.1 to our 2023 Annual Report.

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Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is available on our website under the “Investors - Corporate Governance - Documents and Charters” tabs https://renovorx.com/investors/corporate-governance/documents-charters. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Director Compensation

We have adopted a director compensation program with respect to compensation payable to our non-employee directors for their service as directors. From time to time, we have granted equity awards to attract them to join our Board of Directors and for their continued service on our Board of Directors. We also have reimbursed our directors for expenses associated with attending meetings of our Board of Directors and its committees.

In setting director compensation, including any modifications to the director compensation program, the Compensation Committee considers several factors including our size and stage of development and market data of our peer group. The Compensation Committee also considers recommendations from its independent compensation consultant in making these determinations.

The following table provides information regarding compensation of our non-employee directors, other than Mr. Bagai and Dr. Agah who are also named executive officers (“NEOs”) for service as directors for the fiscal year ended December 31, 2023. Mr. Bagai and Dr. Agah does not receive any additional compensation as a director. For information on Dr. Agah’s compensation, see - “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Options Awards(1)(2) ($)		Total Compensation ($)
David Diamond	61,000	30,995	(3)	91,995
Kirsten Angela Macfarlane	51,000	30,995	(4)	81,995
Laurence J. Marton, M.D.	46,000	30,995	(4)	76,995
Una S. Ryan, O.B.E., Ph.D., D.Sc.	51,000	30,995	(4)	81,995
Robert J. Spiegel, M.D., FACP	35,540	138,181	(5)	173,721

(1)	The number of unexercised stock options held by the directors named in the above table as of December 31, 2023, was as follows: Mr. Diamond (71,496), Ms. Macfarlane (77,018), Dr. Marton (97,498), Dr. Ryan (61,018) and Dr. Spiegel (13,744).
(2)	The amounts in this column represent the aggregate grant date fair value of the stock option awards computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations for the 2023 and 2022 stock option awards may be found in Note 7 of the Notes to the accompanying audited financial statements. The grant date fair value of stock options is determined based on the number of options awarded and the fair value of the stock option on the grant date, which is the Black Scholes value of closing sales price per share of our common stock.
(3)	Represents a stock option granted to the non-employee director on October 1, 2023, to purchase 25,099 shares of our common stock, which vests in twelve equal monthly instalments beginning on November 1, 2023. Mr. Diamond served as our Lead Independent Director and passed away in late December 2023. No director presently serves as Lead Independent Director.
(4)	Represents a stock option granted to the non-employee director on October 1, 2023, to purchase 25,099 shares of our common stock, which vests in twelve equal monthly instalments beginning on November 1, 2023.
(5)	Represents (i) an initial stock option granted to the non-employee director on April 25, 2023, to purchase 43,026 shares of our common stock, which vests in 36 equal monthly instalments beginning on May 25, 2023, and (ii) and additional 2023 grant of an option to purchase 25,099 shares of our common stock, which vest in twelve equal monthly instalments beginning on November 1, 2023.

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Outside Director Compensation Policy

Under our Outside Director Compensation Policy, each non-employee director receives a cash and equity compensation for his or her services as a member of our Board of Directors, as described below. We also will continue to reimburse our non-employee directors for reasonable, customary, and documented travel expenses to meetings of our Board of Directors or its committees.

The Outside Director Compensation Policy includes a maximum annual limit of $250,000 of cash compensation and equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year (increased to $300,000 in the fiscal year in which the non-employee director joins the Board of Directors). For purposes of these limitations, the value of an equity award is based on its grant date fair value. Any cash compensation paid or equity awards granted to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

On September 29, 2022, the Outside Director Compensation Policy was amended to increase the value of the automatic annual option awards to $70,000 and to reflect various clarifications, including but not limited to the mechanism by which the value of stock options is determined and the maximum number of options allowed to be issued for the Initial Award (defined below) and Annual Award (defined below), respectively.

Cash Compensation

Non-employee directors are paid an annual cash retainer of $36,000. In addition, each non-employee director who serves as the chair or a member of a committee of the Board of Directors will be eligible to earn additional annual cash fees as follows:

●	$15,000 per year for service as Chair of the Audit Committee;
●	$10,000 per year for service as Chair of the Compensation Committee;
●	$10,000 per year for service as Chair of the Nominating and Corporate Governance Committee; and
●	$5,000 per year for service as a member of each of the Audit, Compensation, and Nominating and Corporate Governance committees. In calendar 2024, each member of the Audit Committee receives $7,500 per year.
●	$5,000 per year for service as Lead Independent Director (currently, no director serves as Lead Independent Director)

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Equity Compensation

Initial Options

Each individual who first becomes a non-employee director will be granted options at a grant date fair value of approximately $120,000 in the aggregate (an “Initial Award”), provided that no Initial Award granted on or after September 29, 2022 but on or prior to September 30, 2024 will cover more than 43,026 shares of common stock, subject to certain adjustments, on the date on which such individual first becomes a non-employee director, whether through election by our stockholders or appointment by the Board of Directors to fill a vacancy. Each Initial Award will vest and become exercisable over three years, with 1/36th of the Initial Award vesting each month on the same day of the month as the commencement of the applicable individual’s service as non-employee director.

Annual Options

On October 1 of each year, commencing October 1, 2022, each non-employee director will be automatically granted options at a grant date fair value of $70,000 in the aggregate (an “Annual Award”), provided that no Annual Award granted on or after September 29, 2022 but on or prior to September 30, 2024 will cover more than 25,099 shares of common stock, subject to certain adjustments. Each Annual Award will vest and become exercisable over 12 months, with 1/12th of the Annual Award vesting monthly after October 1 on the first day of each subsequent month. On October 1, 2022, each non-employee director was granted options at a fair market value of $50,000. These options vest and become exercisable over 12 months, with 1/12th of the Annual Award vesting monthly after October 1 on the first day of each subsequent month.

Change in Control

In the event of our “change in control” (as defined in the Outside Director Compensation Policy), each non-employee director will fully vest in his or her outstanding company equity awards provided that the non-employee director continues to be a non-employee director through the date of our change in control.

Certain Relationships And Related Party Transactions

The following includes a summary of transactions since January 1, 2023 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2023 and 2022, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under the sections titled “Executive Compensation,” “Director Compensation,” and “Certain Relationships and Related Party Transactions.”

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

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Employee, Officer and Director Hedging

We believe it is improper and inappropriate for any person associated with us to engage in short-term or speculative transactions involving our securities. Our Insider Trading Policy prohibits our directors, officers and employees from engaging in any such transactions (including prepaid variable forwards, equity swaps, collars and exchange funds).

Other Transactions

We have granted stock options to our NEOs and our directors. See the sections titled “Director Compensation” and “Executive Compensation,” for a description of these stock options. In the ordinary course of business, we enter into offer letters and employment agreements with our executive officers. We have also entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in our securities. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, filed electronically with the SEC during the year ended December 31, 2023, we believe that all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis during the year ended December 31, 2023, except that Angela Helms, our former Chief Operating Officer who resigned effective March 1, 2024, Ramtin Agah, our Chief Medical Officer and Chairman of the Board, and Shaun Bagai, our Chief Executive Officer and Director, each filed one late Form 4.

Audit, Audit-Related and All Other Fees

The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in Form 10-K for the years ended December 31, 2023 and 2022, respectively, by Baker Tilly US, LLP.

	Years Ended December 31,
	2023		2022
Audit Fees	$215,000		$226,275
Audit Related Fees	71,012	(1)	21,000
Tax Fees	-		-
All Other Fees	-		-
Total	286,012		247,275

(1) Represents professional fees for fiscal year 2023 consent of registration statements.

For the fiscal year ended December 31, 2022, we paid Frank Rimerman + Co. LLP $30,000 in audit related fees.

Pre-Approval of Audit and Non-Audit Services

In accordance with its Charter, the Audit Committee pre-approves all audit and permitted non-audit and tax services provided by our independent registered public accounting firm. Prior to the annual engagement of our independent registered public accounting firm, the Audit Committee pre-approves all services to be provided. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services. In such circumstances, our management seeks approval of the non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. A budget, estimating the specific non-audit service spending for the fiscal year, is provided to the Audit Committee along with the request. The Audit Committee will be regularly informed of the non-audit services actually provided by the independent auditor pursuant to this pre-approval process. All fees accrued or paid to Baker Tilly US, LLP in connection with our December 31, 2023 and 2022 audit.

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Audit Committee Report

The information contained in the following Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any prior or future filing under the Securities Act or the Exchange Act, except to the extent that we specifically request that the information be treated as “soliciting material” or specifically incorporate it by reference in such filing.

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with Public Company Accounting Oversight Board (the “PCAOB”) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm, Baker Tilly US, LLP, to review and discuss the audited financial statements for the fiscal year ended December 31, 2023. The Audit Committee also discussed with the independent registered public accounting firm the matters required by the SEC and Auditing Standard No. 1301, as amended (Communications with Audit Committee), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosure in the financial statements. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors,

Una S. Ryan O.B.E., Ph.D., D.Sc., Chairperson

Laurence J. Marton, M.D.

Robert J. Spiegel, M.D. FACP

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EXECUTIVE COMPENSATION

This section describes the 2023 compensation program established by the Compensation Committee for our NEOs. Our NEOs, consisting of our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2023 were:

●	Shaun R. Bagai, Chief Executive Officer

●	Ramtin Agah, M.D., Chief Medical Officer

●	Angela Gill Nelms, Chief Operating Officer (note Ms. Nelms resigned her position for personal reasons on February 16, 2024)

Our two additional NEOs, Ronald J. Kocak, our Vice President, Controller and Principal Accounting Officer, and Leesa Gentry, our Chief Clinical Officer, were each appointed to such positions subsequent to December 31, 2023. Information regarding our compensation arrangements with these NEOs is provided below under the heading “Employment Arrangements with our Named Executive Officers.”

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data. Our Compensation Committee makes decisions as to total compensation for each executive officer, although it may instead, in its discretion, make recommendations to our Board of Directors regarding executive compensation.

Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2022, our Compensation Committee engaged Compensia, Inc. (“Compensia”), a third-party compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Accordingly, Compensia serves at the discretion of our Compensation Committee. Our Compensation Committee engaged Compensia to assist in developing a group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of promoting executive compensation that is competitive and fair.

In connection with Compensia’s engagement, our Compensation Committee conducted such a review and concluded that it was not aware of any conflict of interest that had been raised by work performed by Compensia or the individual consultants employed by Compensia that perform services for our Compensation Committee.

We continued to engage Compensia for certain other management compensation advisory services in 2023.

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Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2023 and 2022.

Name and Position	Year	Salary(1) ($)	Bonus(2) ($)	Option Awards(3) ($)	Nonequity Incentive Plan Compensation(4) ($)		Other Compensation ($)		Total ($)
Shaun R. Bagai	2023	520,000	69,376	349,739	-		-		936,779
Chief Executive Officer	2022	495,000	-	123,324	222,750		-		841,074
Ramtin Agah, M.D.	2023	-	29,444	174,870	-		303,450		506,772
Chief Medical Officer	2022	-	-	54,621	91,035		289,000		434,655
Angela Gill Nelms	2023	412,000	34,980	87,435	-		14,397	(6)	547,634
Former Chief Operating Officer	2022	115,152	-	535,736	35,901	(5)	20,500	(7)	707,288

(1)	Represents annual salary for Mr. Bagai and Ms. Nelms and annual consulting fee for Dr. Agah.
(2)	The amount represents 50% of the cash bonus earned by each NEO in recognition of the company and individual performance during the fiscal year ended December 31, 2023, each NEOs was awarded fully vested non-qualified stock options with a 10-year term. The amounts in this column represent the aggregate grant date fair value of the stock option awards computed in accordance with FASB guidance on stock-based compensation. The grant date fair value of stock options is determined based on the number of options awarded and the fair value of the stock option on the grant date, which is the Black Scholes value of closing sales price per share of our common stock.
(3)	The amounts in this column represent the aggregate grant date fair value of the stock option awards computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations for the 2023 and 2022 stock option awards may be found in Note 7 of the Notes to the Financial Statements in our Report. The grant date fair value of stock options is determined based on the number of options awarded and the fair value of the stock option on the grant date, which is the Black Scholes value of closing sales price per share of our common stock.
(4)	The amounts in this column represent the annual cash bonuses earned by each of the NEOs in recognition of company and individual performance during the fiscal year ended December 31, 2022 under our 2022 Bonus Plan and are pro-rated based on length of service with us.
(5)	Represents a bonus payment of $35,901 paid in February 2023 to Ms. Nelms in recognition of company and individual performance during the year ended December 31, 2023 pursuant to the 2022 Bonus Plan.
(6)	Represents a matching contribution under our 401(k) plan of $13,200 and fringe benefit supplement of $1,197.
(7)	Represents a relocation assistance allowance grossed up for taxes in a total amount of $20,000 and matching contributions under our 401(k) plan of $500.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to outstanding equity awards for each of our NEOs as of December 31, 2023.

	Option Awards
Name	Grant Date	Number of Shares of Stock Underlying Unexercised Options Exercisable	Number of Shares of Stock Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Shaun R. Bagai	03/19/2017	60,000	-		$0.50	05/18/2027
	07/11/2018	120,000	-		$0.65	07/10/2028
	09/30/2021	68,755	49,111	(1)	$6.04	09/29/2031
	03/10/2022	28,182	20,131	(1)	$3.17	03/10/2032
	03/15/2023	32,500	97,500	(2)	$3.29	03/15/2033
Ramtin Agah, M.D.	05/19/2017	60,000	-		$0.50	05/18/2027
	07/11/2018	40,000	-		$0.65	07/10/2028
	06/04/2021	20,000	-		$2.45	06/03/2031
	09/30/2021	30,451	21,752	(1)	$6.04	09/29/2031
	03/10/2022	12,482	8,916	(1)	$3.17	03/10/2032
	03/15/2023	16,250	48,750	(2)	$3.29	03/15/2033

(1)	The stock option vests monthly over four years commencing on September 26, 2021, subject to continued service with us through the applicable vesting date.
(2)	The stock option vests monthly over four years commencing on January 1, 2023, subject to continued service with us through the applicable vesting date.

Narrative Disclosure to Summary Compensation Table

The primary elements of compensation for our NEOs are base salary, annual performance bonuses and equity awards. The NEOs also participate in employee benefit plans and programs that we offer to our other employees, as described below.

Annual Base Salary

We pay our NEOs a base salary or base consulting fee to compensate them for the satisfactory performance of services rendered to us. The base compensation payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Our Compensation Committee will periodically review the base salaries of our NEOs and will recommend adjustments as necessary to maintain base compensation at competitive levels.

As of January 2023, Mr. Bagai’s annual base salary was increased to $520,000, to align Mr. Bagai’s compensation more closely to the 50th percentile of the peer group of companies that we benchmark our compensation against. As of January 2024, Mr. Bagai’s annual base salary decreased 25%, effective February 1, 2024, to $390,000. As of January 2023, Dr. Agah’s monthly consulting fee decreased to $25,287.50, based on Dr. Agah spending no less than 24 hours per week on our matters. As of January 2024, Dr. Agah’s monthly consulting fee decreased 25%, effective February 1, 2024, to $18,965.63. We may, in our discretion, proportionally adjust the monthly consulting fee if Dr. Agah’s time commitment decreases. As of January 2023, Ms. Nelms annual base salary was increased to $412,000. As of January 2024, Ms. Nelms’ annual base salary decreased 25%, effective February 1, 2024, to $309,000 (Ms. Nelms resigned for personal reasons as of February 16, 2024).

As a result of our capital raising activities during 2024 and the resulting increase in our cash resources, effective May 1, 2024, Mr. Bagai’s annual base salary was increased to $520,000 and Dr. Agah’s monthly consulting fee was increased to $25,288. In addition, effective as of such date, the annual base salary of Ronald B. Kocak, our Principal Accounting Officer (who was appointed to such position in February 2024), was increased from $235,000 to $292,000 and the annual base salary of Leesa Gentry, our Chief Clinical Officer (who was appointed to such position in March 2024), was increased from $325,000 to $396,000.

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Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our NEOs. In general, the Board of Directors or its Compensation Committee is responsible for approving equity grants. Following our IPO, we generally grant equity awards to our employees, including our NEOs, as long-term incentive components of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us. Additionally, we may grant equity awards at such times as the Board of Directors determines appropriate. Generally, our equity awards vest over four years, subject to the employee’s continued employment with us on each vesting date.

In February 2022, our 2021 Omnibus Equity Incentive Plan (as amended, the “2021 Plan”) was amended and restated to reflect various changes, including removal of vesting restrictions within one year from the date of grant for at least ninety-five percent (95%) of the awards, and upon a Change of Control (as defined in the 2021 Plan), the administrator of the 2021 Plan may provide that the successor corporation may assume or substitute any portion of an award under the 2021 Plan.

In March 2023, we granted Mr. Bagai an option to purchase 130,000 shares of our common stock under our 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $3.29, which was the fair market value of our common stock on the grant date.

In March 2023, we granted Dr. Agah an option to purchase an additional 65,000 shares of our common stock under the 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $3.29, which was the fair market value of our common stock on the grant date.

In March 2023, we granted Ms. Nelms an option to purchase an additional 32,500 shares of our common stock under our 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $3.29, which was the fair market value of our common stock on the grant date.

Employment Arrangements with our Named Executive Officers

Shaun R. Bagai

Mr. Bagai has been our Chief Executive Officer since 2014, initially as a consultant. In December 2015, we entered into an offer letter with Mr. Bagai that set forth the terms and conditions of his employment. The letter became effective on January 1, 2016, and was amended in June 2017 and December 2020. The amended offer letter provided for (i) an annual base salary of $300,000; (ii) a $2,500 monthly stipend for Mr. Bagai’s health insurance expenses, which continued until we begin offering health insurance as a benefit to all employees; (iii) a $70,000 bonus to be paid in connection with the IPO; and (iv) an additional performance bonus upon achievement of certain clinical and company milestones established by the Board of Directors in 2021. Upon consummation of our IPO, Mr. Bagai’s annual base salary was increased to $363,000.

In November 2021, we entered into a Confirmatory Employment Letter with Mr. Bagai. The Confirmatory Employment Letter has no specific term and provides that Mr. Bagai is an at-will employee. The Confirmatory Employment Letter supersedes all existing agreements and understandings that Mr. Bagai may have entered into concerning his employment relationship with us. In March 2022, Mr. Bagai’s annual base salary was increased to $495,000 from $363,000, retroactively effective to January 1, 2022. Mr. Bagai is eligible for an annual target cash incentive bonus equal to 50% of his annual base salary and will also be entitled to receive other employee benefits generally available to all of our employees. In November 2021, we entered into a Change in Control and Severance Agreement with Mr. Bagai, the terms of which are described below under the heading “Change in Control and Severance Agreement.”

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Ramtin Agah, M.D.

In January 2018, we entered into a consulting agreement with Dr. Agah, pursuant to which Dr. Agah provides consulting services as our Chief Medical Officer by overseeing our sponsored clinical trials. The Agreement continues in force for as long as Dr. Agah is providing consulting services and may be terminated by either party on thirty (30) days’ notice. Initially, the sole compensation payable to Dr. Agah was the continued vesting of his options to purchase shares of common stock. In December 2018, Dr. Agah’s agreement was amended to provide that he would receive cash compensation of $4,000 per month for certain proctoring services, and in September 2019, his compensation was increased to $10,000 per month to compensate for additional services he was providing. In November 2021, we entered into a third amendment to the Consulting Agreement with Dr. Agah which provides for a monthly consulting fee of $21,667.67, based on Dr. Agah spending no less than 24 hours per week on matters relating to our company. Dr. Agah’s monthly consulting fee was increased to $24,083.33 effective January 1, 2022. We may, in our discretion, proportionally adjust the monthly consulting fee if Dr. Agah’s time commitment decreases. Dr. Agah’s agreement also provides for his eligibility for an annual target cash incentive bonus equal to 35% of his annualized base consulting fee. In November 2021, we entered into a Change in Control and Severance Agreement with Dr. Agah, the terms of which are described below under the heading “Change in Control and Severance Agreement.”

Ronald B. Kocak

In February 2024, we entered an Amended and Restated Employment Letter with Mr. Kocak (the “Kocak Letter”) pursuant to which he was appointed as our Principal Accounting Officer and became an NEO of the Company. Pursuant to the Kocak Letter, we pay to Mr. Kocak an annual base salary of $235,000. We may, in our sole discretion, grant to Mr. Kocak an annual incentive bonus based upon targets set by the Board of Directors and its Compensation Committee. Mr. Kocak’s bonus target shall be up to 35% of his base salary. Pursuant to the Kocak Letter, we also granted to Mr. Kocak, effective February 8, 2024, an option to purchase 15,000 shares of our common stock with an exercise price of $1.56 per share. Such option shall vest over four years. 1/48th of the shares subject to such option will vest on each monthly anniversary of the vesting commencement date (February 9, 2024), in each case subject to Mr. Kocak’s continued service with us through the applicable vesting date. Such option and its vesting shall be subject to, and governed by, the terms and conditions of the 2021 Plan, except that the Kocak Letter provides that such option and all other options previously granted and to be granted to Mr. Kocak under the Plan will be subject to a “double trigger” vesting provision upon a Change in Control (as defined in the 2021Plan). Mr. Kocak’s employment is at will, meaning that either he or we may terminate the employment at any time for any reason or no reason. The Kocak Letter also contains customary provisions for confidentiality and matters related to intellectual property and company property.

Leesa Gentry

In March 2024, we entered an Amended and Restated Employment Letter with Ms. Gentry (the “Gentry Letter”) pursuant to which she was appointed as our Chief Clinical Officer and became an NEO of the Company. Pursuant to the Gentry Letter, we pay to Ms. Gentry an annual base salary of $325,000. We may, in our sole discretion, grant to Ms. Gentry an annual incentive bonus based upon targets set by the Board of Directors and its Compensation Committee. Ms. Gentry’s bonus target shall be up to 35% of her base salary. Pursuant to the Gentry Letter, we also granted to Ms. Gentry, effective March 6, 2024, an option to purchase 190,000 shares of our common stock with an exercise price of $1.69 per share. Such option shall vest over four years. 1/48th of the shares subject to such option will vest on each monthly anniversary of the vesting commencement date (March 1, 2024), in each case subject to Ms. Gentry’s continued service with us through the applicable vesting date. Such option and its vesting shall be subject to, and governed by, the terms and conditions of the 2021 Plan. Ms. Gentry’s employment is at will, meaning that either he or we may terminate the employment at any time for any reason or no reason. The Gentry Letter also contains customary provisions for confidentiality and matters related to intellectual property and company property.

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Change in Control and Severance Agreements

In November 2021, we entered into a Change in Control and Severance Agreement, or the Severance Agreement, with each of Mr. Bagai and Dr. Agah (each, an “Executive” and collectively, the “Executives”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Severance Agreement. Each Severance Agreement will continue indefinitely until terminated by written consent of the parties to the Severance Agreement.

Termination Outside of Change in Control Period

Under the Severance Agreement, if Mr. Bagai or Dr. Agah are terminated outside a period beginning on the date of a Change in Control and ending on (and inclusive of) the date that is the one-year anniversary of a Change in Control (the “Change in Control Period”), either by us without Cause (other than due to death or Disability) or by the Executive for Good Reason, they will receive:

●	Annual Base Compensation Severance: A single, lump sum payment equal to the specified percent of the Executive Officer’s Annual Base Compensation (which is base salary or, for Dr. Agah, annual base consulting fee, if applicable), which was in effect immediately before such termination (or, if the termination is due to a resignation for Good Reason based on a material reduction in the Executive Officer’s annual base salary (or, for Dr. Agah, annual base consulting fee, if applicable), then Executive’s annual base salary (or, for Dr. Agah, annual base consulting fee, if applicable) in effect immediately prior to the reduction), or if greater, the base salary (or, for Dr. Agah, annual base consulting fee, if applicable), in effect immediately prior to the Change in Control):

(i)	Mr. Bagai: 100% of Annual Base Compensation
(ii)	Dr. Agah: 50% of Annual Base Compensation; and

●	Bonus Severance: A single, lump sum payment of the pro rata portion (based on period of employment) of the Executive Officer’s target bonus in effect immediately before such termination or if greater, the target bonus in effect immediately prior to the Change in Control; and

●	COBRA Severance: payment or reimbursement of COBRA continuation coverage premiums for group health, dental and vision coverage for the Executive Officer and his eligible dependents, for:

(i)	Mr. Bagai: up to 12 months
(ii)	Dr. Agah (if Dr. Agah was an employee immediately prior to the termination): up to 6 months

Or, if providing such payment would violate applicable law, a taxable payment for an equivalent amount in lieu thereof.

Termination During Change in Control Period

Under the Severance Agreement, if Mr. Bagai or Dr. Agah are terminated during the Change in Control Period, either by us without Cause (other than due to death or Disability), or by the Executive for Good Reason, they will receive:

●	Base Compensation Severance: A single, lump sum payment equal to the specified percent of the Executive Officer’s Annual Base Compensation:

(i)	Mr. Bagai: 100% of Annual Base Compensation
(ii)	Dr. Agah: 100% of Annual Base Compensation; and

●	COBRA Severance: payment or reimbursement of COBRA continuation coverage premiums for group health, dental and vision coverage for the executive officer and his eligible dependents, for:

(i)	Mr. Bagai: up to 18 months
(ii)	Dr. Agah (if Dr. Agah was an employee immediately prior to the termination): up to 12 months

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Or, if providing such payment would violate applicable law, a taxable payment for an equivalent amount in lieu thereof; and

●	Vesting Acceleration of Service-based Equity Awards: Full vesting of the outstanding and unvested equity awards (other than equity award subject to performance-based vesting criteria).

The Severance Agreement provides that if any payments or benefits received by Mr. Bagai and Dr. Agah under the Severance Agreement or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”) and be subject to excise taxes imposed by Section 4999 of the Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher. The Severance Agreement does not require us to provide any tax gross-ups.

To receive the severance described above, the Executive Officers must sign and not revoke our standard separation agreement and release of claims within the timeframe that is set forth in the Severance Agreement.

In addition, as described above, the Kocak Letter provides that all options granted to Mr. Kocak under the 2021 Plan are and will be subject to a double trigger vesting provision, meaning that if Mr. Kocak is terminated (other than for Cause, as defined in the Kocak Letter) as an employee or independent contractor of the Company or any Affiliate (as defined in the 2021 Plan) during the Change in Control Period, 100% of the shares subject to then-outstanding portion of such options will vest in full effective as of immediately prior to, and contingent upon, the closing of such Change in Control.

Other Elements of Compensation

Perquisites, Health, Welfare and Retirement Benefits

Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental and vision plans, in each case on the same basis as all of our other employees.

We generally do not provide perquisites or personal benefits to our NEOs, except in limited circumstances.

401(k) Plan

Effective January 2022, we established a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our NEOs are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the Code). The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit and other testing limits. Participants that are 50 years or older can also make “catch-up” contributions. Commencing in 2022, we will make matching contributions of 100% of employee contributions up to 4% of their eligible compensation. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.

Key Service Provider Incentive Compensation Plan

Our Key Service Provider Incentive Compensation Plan, or Bonus Plan allows the Compensation Committee to (i) determine which employees or other service providers may receive incentive awards under the Bonus Plan, and (ii) provide incentive awards to selected employees, including our NEOs and other service providers, which may be based upon performance goals established by our Compensation Committee. Our Compensation Committee, in its sole discretion, may establish a target award for each participant under the Bonus Plan, which may be expressed as a percentage of the participant’s average annual base salary for the applicable performance period or a fixed dollar amount or such other amount or based on such other formula or factors as the Compensation Committee determines.

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Under the Bonus Plan, our Compensation Committee will determine the performance goals, if any, applicable to awards and such performance goals may differ from participant to participant and from award to award. Performance goals may be based on any factors our Compensation Committee determines relevant, including, without limitation, on an individual, divisional, portfolio, project, business unit, segment, or company-wide basis, and may include criteria related to research and development, regulatory, business development, financial and operational performance or other subjective or objective criteria. Any criteria used may be measured on such basis as our Compensation Committee determines. As determined by our Compensation Committee, the performance goals may be based on generally accepted accounting principles in the United States (“GAAP”) or non-GAAP results and any actual results may be adjusted by our Compensation Committee for one-time items or unbudgeted or unexpected items and/or payment of actual awards when determining whether the performance goals have been met.

Our Compensation Committee, at any time prior to payment of an actual award, may increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to the bonus pool. The actual award may be below, at or above a participant’s target award, in our Compensation Committee’s discretion. Our Compensation Committee may determine the amount of any increase, reduction or elimination of an actual award based on such factors as it deems relevant, and it will not be required to establish any allocation or weighting with respect to the factors it considers.

Actual awards generally will be paid in cash (or its equivalent) in a single lump sum. The Compensation Committee reserves the right to settle an actual award with a grant of an equity award with such terms and conditions, including any vesting requirements, as determined by the Compensation Committee. Unless otherwise determined by our Compensation Committee, to earn an actual award, a participant must be employed by us (or an affiliate of us, as applicable) on the date the bonus is paid. Payment of bonuses occurs as soon as practicable after the end of the applicable performance period, but no later than the dates set forth in the Bonus Plan.

All awards under the Bonus Plan will be subject to reduction, cancellation, forfeiture, or recoupment in accordance with our Compensation Recovery Policy (as described below). Our Compensation Committee may also impose such other clawback, recovery or recoupment provisions with respect to an award under the Bonus Plan as it may determine is necessary or appropriate.

If we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who knowingly or through gross negligence engaged in, or failed to prevent, the misconduct, will reimburse us for the amount of any payment with respect to an award earned or accrued under the Bonus Plan during the twelve month period following the first to occur of the public issuance or filing with the SEC, of the financial document embodying such financial reporting requirement.

Our Board of Directors or its Compensation Committee will have the authority to amend or terminate the Bonus Plan provided such action does not alter or impair the existing rights of any participant with respect to any earned bonus without the participant’s consent. The Bonus Plan will remain in effect until terminated in accordance with the terms of the Bonus Plan.

For the fiscal year ended December 31, 2023, annual bonuses were determined based on target bonuses set for each employee, including our NEOs. The extent to which a target bonus was achieved was determined based on our performance against a number of corporate-level goals, including the achievement of milestones in the lead program, pipeline development, investor relations, and operations (the “2023 Performance Goals”). In January 2023, the Compensation Committee reviewed the actual achievements against the 2022 Performance Goals and determined that the payout for annual bonuses would be capped at 90%. The table below provides additional details about the 2022 Performance Goals and the Compensation Committee’s assessment of our actual performance against the 2022 Performance Goals.

2023 Performance Goals	Weighting	Performance	Weighted Performance Achievement
Lead Program	45.0%	94.3%	42.4%
Pipeline Development	10.0%	100.0%	10.0%
Investor Relations	35.00%	58.9%	20.6%
Breakthrough Designation	5.0%	100.0%	5.0%
Operations	5.0%	40.0%	2.0%
Total	100.0%	-	80.0%

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Mr. Bagai has an established annual bonus target of 55%, Dr. Agah has an established annual bonus target of 40% and, Ms. Nelms had an established annual bonus target of 35%. Using the above achievement level and making additional adjustments based on the start date, the Compensation Committee determined to conserve the Company’s cash position and that the bonus awards for 2023 was to grant fully vested non-qualified options with a 10-year term issued to the NEOs as follows:

Executive	Salary ($)	Target Bonus	2023 Earned Bonus In Fully Vested Options
Shaun Bagai	520,000	55%	69,376
Ramtin Agah	303,450	40%	29,444
Angela Gill Nelms	412,000	35%	34,980

Compensation Recovery Policy

On September 7, 2023, our Board of Directors adopted a policy (commonly known as a “clawback” policy) which provides for the recovery of erroneously awarded incentive compensation to certain of our officers in the event that we are required to prepare an accounting restatement due to material noncompliance by us with any financial reporting requirements under the federal securities laws. This policy is designed to comply with Section 10D of the Exchange Act, related rules and the listing standards of Nasdaq or any other securities exchange on which our shares are listed in the future. The policy is administered by our Compensation Committee. Any determinations made by the Compensation Committee shall be final and binding on all affected individuals.

The individuals covered by this policy are any current or former employee who is or was identified as our president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person (including any executive officer of our subsidiaries or affiliates) who performs similar policy-making functions for us. For purposes of this policy, we refer to such individuals as the “Executive Officers.”

The policy covers our recoupment of “Clawback Eligible Incentive-Based Compensation” (as defined in the policy) received by a person after beginning service as an Executive Officer and who served as an Executive Officers at any time during the performance period for that Clawback Eligible Incentive-Based Compensation. In the event we are required to prepare an accounting restatement, the policy requires us to recover, reasonably promptly, any Clawback Eligible Incentive-Based Compensation (as determined by our Compensation Committee) received by any Executive Officer during the three completed fiscal years immediately preceding the date on which we are required to prepare such accounting restatement.

The foregoing description of our Compensation Recovery Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of such policy, a copy of which is filed as an exhibit to this Report and is incorporated herein by reference.

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Equity Compensation Plan Information

All of our equity compensation plans have been approved by our stockholders. The following table provides information as of December 31, 2023, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)
Plan Category	(a)	(b)	(c)
2013 Equity Incentive Plan	474,780	$0. 66
2021 Omnibus Equity Incentive Plan	1,385,345	$3. 09	1,387,691
Total	1,860,125	$2. 40	1,387,691

(1)	The 2021 Plan provides an annual increase on the first day of each calendar year beginning with January 1, 2022 and ending with the last January 1 during the initial ten-year term of the 2021 Plan, equal to the lesser of (a) three percent (3%) of the shares outstanding on the final day of the immediately preceding calendar year; and (b) such lesser number of shares as determined by our Board of Directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table shows information regarding the beneficial ownership of our common stock as of April 29, 2024 for the following:

●	Each stockholder known by us to beneficially own more than 5% of our common stock;
●	Each of our named executive officers;
●	Each of our directors; and
●	All of our executive officers and directors as a group.

The table is based on information supplied to us by directors, executive officers and principal stockholders and filings under the Exchange Act. We have based our calculation of the percentage of beneficial ownership of 23,949,830 shares of our common stock issued and outstanding as of April 29, 2024, unless otherwise noted. The beneficial ownership reported in the following table is determined in accordance with the applicable rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. For purposes of the following tables, an entity or individual is considered the beneficial owner of shares of common stock if he or she has the right to acquire within 60 days of April 29, 2024, such common stock and directly or indirectly has or shares voting power or investment power, as defined in the rules of the SEC, with respect to such shares.

Except as indicated in the footnotes below, the address of the persons or groups named below is c/o RenovoRx, Inc., 4546 El Camino Real, Suite B1 Los Altos, California 94022.

Name of Beneficial Owner	Shares	Percentage
Named Executive Officers and Directors:
Shaun R. Bagai.(1)	769,562	3.2%
Ramtin Agah, M.D.(2)	323,564	1.4
Ronald B. Kocak (3)	39,933	*
Leesa Gentry (4)	54,530	*
Kirsten Angela Macfarlane(5)	171,533	*
Laurence J. Marton, M.D.(6).	151,877	*
Una S. Ryan, O.B.E., Ph.D., D.Sc.(7)	73,567	*
Robert Spiegel, M.D., FACP(8)	114,235	*
All current executive officers and directors as a group (8 persons)(9)	1,698,801	7.1%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Consists of 292,540 shares of common stock, 40,983 common stock issuable upon exercise of warrants and 436,039 shares of common stock underlying stock options that are exercisable within 60 days of April 29, 2024.
(2)	Consists of 47,460 shares of common stock, 42,278 shares of common stock issuable upon the exercise of warrants, and 233,826 shares of common stock underlying stock options that are exercisable within 60 days of April 29, 2024.
(3)	Consists of shares of common stock underlying stock options that are exercisable within 60 days of April 29, 2024.
(4)	Consists of shares of common stock underlying stock options that are exercisable within 60 days of April 29, 2024.
(5)	Consists of 40,983 shares of common stock, 40,983 common stock issuable upon exercise of warrants and 89,567 shares of common stock underlying stock options that are exercisable within 60 days of April 29, 2024.
(6)	Consists of 33,634 shares of common stock, 8,196 common stock issuable upon exercise of warrants and 110,047 shares of common stock underlying stock options that are exercisable within 60 days of April 29, 2024.
(7)	Consists of shares of common stock underlying stock options that are exercisable within 60 days of April 29, 2024.
(8)	Consists of 40,983 shares of common stock, 40,983 common stock issuable upon exercise of warrants and 32,269 shares of common stock underlying stock options that are exercisable within 60 days of April 29, 2024.
(9)	Consists of (i) 455,600 shares of common stock held by our current executive officers and directors; (ii) 1,069,778 shares of common stock underlying stock options exercisable within 60 days of April 29, 2024 and (iii) 173,423 shares of common stock underlying warrants exercisable within 60 days of April 29, 2024.

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OTHER INFORMATION

Stockholder Proposals and Director Nominations For 2025 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2025 Annual Meeting by submitting their proposals to us in a timely manner. Such proposals will be so included if they are received in writing at our principal executive office no later than March 8, 2025 (the 90th day prior to the date of the first anniversary of the Annual Meeting) and if they otherwise comply with the requirements of Rule 14a-8. Proposals should be addressed to: Corporate Secretary, RenovoRx, Inc., 4546 El Camino Real, Suite B1, Los Altos, CA 94022.

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2025 Annual Meeting, the stockholder must provide timely written notice to our Corporate Secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our Bylaws. To be timely, a stockholder’s written notice must be received by our Corporate Secretary at our principal executive offices:

●	no earlier than 8:00 am., Pacific time, on February 6, 2025 (the 120th day prior to the date of the first anniversary of the Annual Meeting), and

●	no later than 5:00 p.m., Pacific time, on March 8, 2025 (the 90th day prior to the date of the first anniversary of the Annual Meeting).

In the event that that date of the 2025 Annual Meeting is more than 25 days from the date of first anniversary of the Annual Meeting, then to be timely such notice must be received by the Secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the date of the 2025 Annual Meeting and no later than 5:00 p.m., Pacific time, on the later of the 90th day prior to the date of the 2025 Annual Meeting or, if the first public announcement of the date of the 2025 Annual Meeting is less than 100 days prior to the date of the 2025 Annual Meeting, the 10th day following the date on which the public announcement of the date of the 2025 Annual Meeting was first made by the Company.

A copy of our Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting:

RenovoRx, Inc.

Attention: Investor Relations

4546 El Camino Real, Suite B1

Los Altos, CA 94022

(650) 284-4433

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2023 Annual Report

Our 2023 Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2023 Annual Report at https://annualgeneralmeetings.com/rnxt2024.

Our 2023 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2023 Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to: Corporate Secretary, RenovoRx, Inc., 4546 El Camino Real, Suite B1, Los Altos, CA 94022.

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RENOVORX, INC.

4546 El Camino Real, Suite B1

Los Altos, California 94022

2024 Annual Meeting of Stockholders
June 6, 2024 at 9:00 a.m. PT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

The stockholder(s) hereby appoints Ramtin Agah and Shaun Bagai, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of RenovoRx, Inc. (the “Company”) that the stockholder(s) is/are entitled to vote at the 2024 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. PT on June 6, 2024 and any adjournment thereof, and in their discretion upon any other matter which may properly come before said meeting. The 2024 Annual Meeting of Stockholders will be held at 1440 O’Brien Drive, Menlo Park, California 94025. In order to attend the meeting, you must follow the instructions provided in the proxy materials for the 2024 Annual Meeting of Stockholders.

This proxy, when properly executed, will be voted in the manner directed herein, If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Proposal 1	Election of six (6) Directors to hold office until the 2025 Annual Meeting of Shareholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal.

NOMINEES:	☐	Shaun R. Bagai
	☐	Ramtin Agah, M.D.
	☐	Kirsten Angela Macfarlane
	☐	Laurence J. Marton, M.D.
	☐	Una S. Ryan, O.B.E., Ph.D., D.Sc.
	☐	Robert J. Spiegel, M.D., FACP

☐	FOR ALL THE NOMINEES LISTED
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED
☐	FOR ALL EXCEPT (see instructions below)

INSTRUCTION: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the name of the nominee you wish to withhold for.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and the other proposal described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Date: _____________, 2024

Stockholder’s Signature

Stockholder’s Signature

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

☐	I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ________________________________________________________________________

You may vote your proxy in the following ways:

Via Internet:

●	Login to https://annualgeneralmeetings.com/rnxt2024

●	Enter your control number (12 digit number located below)

Via Mail:

Pacific Stock Transfer Company

Attn: Proxy Department

6725 Via Austi Parkway, Suite 300

Las Vegas, Nevada 89119

CONTROL NUMBER: [                          ]

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m. PDT on June 5, 2024.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.